UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 26, 2018

GENERATION ALPHA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

853 Sandhill Avenue, Carson, California 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 998-8881

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 25, 2018, Generation Alpha, Inc. (f/k/a Solis Tek Inc.) (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”), whereby a wholly-owned subsidiary of the Company (the “Merger Sub”) was merged into the Company (the “Merger”). Upon consummation of the Merger, the separate existence of Merger Sub ceased.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the purpose of the Merger was to effect a change of the Company’s name from “Solis Tek Inc.” to “Generation Alpha, Inc.” On September 24, 2018, the Company filed articles of merger (the “Articles of Merger”) with the Secretary of State of Nevada, which were effective September 25, 2018, to effect the Merger, and the Company’s Articles of Incorporation were deemed amended to reflect the change in the Company’s corporate name (the “Name Change”).

In connection with the foregoing, the Company filed an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”), requesting confirmation of the Name Change and also to request the change of the Company’s ticker symbol from “SLTK” to “GNAL” (the “Symbol Change”).

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Company’s securities will continue to be quoted on the OTC Markets. Following the Name Change, the stock certificates, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

The foregoing information is a summary of each of the matters described above, is not complete, and is qualified in its entirety by reference to the full text of the Articles of Merger attached as Exhibit 3.01 hereto and the Merger Agreement attached as Exhibit 3.02 hereto. Readers should review those exhibits for a complete understanding of the terms and conditions associated with this matter.

Item 8.01 Other Events.

On September 26, 2018, the Company issued a press release announcing that FINRA has approved the Name Change and Symbol Change, which will become effective on the OTC Markets at the opening of trading on September 27, 2018. The new CUSIP number for the Company’s common stock is 37147T 102.

A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Item 8.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.01	Articles of Merger between Solis Tek Inc. and Generation Alpha, Inc., effective September 25, 2018

3.02	Agreement and Plan of Merger, by and between Solis Tek Inc. and Generation Alpha, Inc., effective September 25, 2018

99.01	Press Release, dated September 26, 2018, issued by the Company*

* Furnished herewith.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERATION ALPHA, INC.

Date: September 26, 2018	By:	/s/ TIFFANY DAVIS
Tiffany Davis
Chief Operating Officer

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